Derivative financial instrument liabilities (Tables)	12 Months Ended
Aug. 31, 2024
Derivative Financial Instrument Liabilities
Schedule of derivative financial instrument liabilities

	August 31, 2024	August 31, 2023
Derivative warrant liabilities	$2,273	$3,544
Total derivative financial instrument liabilities	$2,273	$3,544

Schedule of derivative warrant liabilities

Amount
As at August 31, 2022	$6,849
Change in fair value (Note 25)	(3,305)
As at August 31, 2023	$3,544
Change in fair value (Note 25)	(1,271)
As at August 31, 2024	$2,273

Schedule of assumptions fair value of derivative warrant liabilities

	August 31, 2024	August 31, 2023
Share price	$0.39	$0.39
Risk-free interest rate	3.82% - 4.13%	4.43% - 4.66%
Dividend yield	0%	0%
Expected volatility	47% - 49%	52%
Remaining term (in years)	1.5 – 2.4	2.5 – 3.4

Schedule of net income and net assets

	August 31, 2024
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(635)	$587